SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------

Date of report (Date of earliest event reported) September 12, 2003
                                                 -------------------------------

                           FIRST ADVANTAGE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)

Delaware                              0-50285                   61-1437565
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)

One Progress Plaza, Suite 2400, St. Petersburg, Florida                    33701
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (727) 214-3411
                                                    ----------------------------

                                 Not Applicable.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

         On September 12, 2003, First Advantage Corporation ("First Advantage") completed its previously announced acquisition of Employee Information Services, Inc. ("EIS"), a Lakewood, Colorado based provider of employee screening services. The acquisition was accomplished by merging a subsidiary of First Advantage directly with and into EIS. EIS is now a wholly-owned subsidiary of First Advantage Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST ADVANTAGE CORPORATION



Date: September 16, 2003            By:         /s/ Kenneth DeGiorgio
                                       -----------------------------------------
                                        Name:  Kenneth DeGiorgio
                                        Title: Executive Vice President and
                                               General Counsel